Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 3, dated as of May 26, 2023 (this “Amendment No. 3”), to the Credit Agreement dated as of November 18, 2021 (as amended, supplemented, amended and restated or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) among HOLLEY INC., a Delaware corporation (the “Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”), the L/C Issuers and Swing Line Lender party thereto and the Lenders from time to time party thereto (collectively, the “Lenders” and each, individually, a “Lender”).

RECITALS

WHEREAS, Section 10.01 of the Credit Agreement permits the Borrower and the Required Revolving Credit Lenders to amend or modify (i) any condition precedent set forth in Section 4.02 of the Credit Agreement as it pertains to any Revolving Credit Loan and/or (ii) Section 7.11 to the Credit Agreement (and any defined term used in Section 7.11 of the Credit Agreement, but solely as it relates to use in such Section); and

WHEREAS, the Borrower has requested that, subject to the terms and conditions of this Amendment, the Administrative Agent and Lenders constituting the Required Revolving Credit Lenders agree to amend the Credit Agreement as set forth herein;

WHEREAS, the Borrower, the other Loan Parties, the Administrative Agent and the Lenders constituting the Required Revolving Credit Lenders under the Credit Agreement on the Amendment No. 3 Effective Date (as defined below) are willing to agree to amend the Credit Agreement as more fully set forth herein, subject to the terms and conditions specified herein; and

WHEREAS, Wells Fargo Securities will act as the sole lead arranger and sole bookrunner (in such capacity, the “Amendment No. 3 Arranger”) for this Amendment No. 3.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

ARTICLE I.

Amendment.

SECTION 1.01.    Defined Terms. Capitalized terms used herein (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Amendment.

SECTION 1.02.    Amendment of Credit Agreement. Effective as of the Amendment No. 3 Effective Date, the Credit Agreement is hereby amended as follows:

(a)    The following defined terms are added in alphabetical order to Section 1.01 of the Credit Agreement:

“Amendment No. 3” means that certain Amendment No. 3 to this Agreement, dated as of the Amendment No. 3 Effective Date, by and among the Loan Parties, the Administrative Agent, and the Lenders party thereto.

“Amendment No. 3 Arranger” means Wells Fargo Securities, LLC, in its capacity as sole lead arranger and sole bookrunner in respect of Amendment No. 3.

“Amendment No. 3 Effective Date” has the meaning set forth in Amendment No. 3. For the avoidance of doubt, the Amendment No. 3 Effective Date is May 25, 2023.

“Phase I Environmental Site Assessment” means an environmental property assessment pursuant to ASTM E1527-21 (or then current) standards.

“Phase II Environmental Site Assessment” means a subsurface investigation of soil, soil gas and/or groundwater to identify the presence of Hazardous Materials.

(b)    Section 1.01 of the Credit Agreement is hereby amended to:

(i)    With respect to the definition of “Anti-Cash Hoarding Test Date”, (x) replace the reference to “calendar month” with “fiscal month”, (y) replace the reference to “February 28, 2023” with “May 28, 2023” and (z) replace each reference to “Amendment No. 1 Effective Date” with “Amendment No. 3 Effective Date”;

(ii)    Add a new clause (iv) to the definition of “Lead Arranger” as follows: “(iv) in respect of Amendment No. 3, the Amendment No. 3 Arranger”;

(iii)    With respect to the definition of “Liquidity”, after the reference to “Unrestricted Cash”, add “as of the last day of the most recently ended fiscal month for which an Anti-Cash Hoarding Certificate has been or is required to be delivered pursuant to Section 7.11(f)(vi)”

(iv)    With respect to the definition of “Liquidity Test Date”, (x) replace the reference to “calendar month” with “fiscal month”, (y) replace the reference to “February 28, 2023” with “May 28, 2023” and (z) replace each reference to “Amendment No. 1 Effective Date” with “Amendment No. 3 Effective Date”;

(v)    With respect to the definition of “Liquidity Test Period”, (x) in clause (i), replace each reference to “calendar month” with “fiscal month” and (y) amend and restate clause (ii) thereof in its entirety as follows: “with respect to any Liquidity Test Date pursuant to clauses (ii) or (iii) of the definition thereof, the twelve consecutive fiscal month period ending immediately prior to such Liquidity Test Date for which financial statements have been or are required to be delivered pursuant to Section 7.11(f)(i)”;

(vi)    With respect to the definition of “Total Leverage Ratio”, after each reference to “Test Period” add “or Liquidity Test Period, as applicable”;

(c)    Section 4.02(e) is hereby amended to replace the reference to “Amendment No. 1 Effective Date” with “Amendment No. 3 Effective Date”;

(d)    Section 7.11(e) is hereby amended to add a new clause (xi) as follows: “make any change in any fiscal month; provided, however, that the Borrower may, upon written notice to the Administrative Agent, change one or more fiscal months to such other fiscal month(s) reasonably acceptable to the Administrative Agent, in which case, the Borrower and the Administrative Agent will, and are hereby authorized by the Revolving Lenders to, make any adjustments to this Agreement that are necessary to reflect such change in fiscal month(s)”;

(e)    Section 7.11(f)(i) is hereby amended to (i) replace each reference to “calendar month” with “fiscal month” and (ii) replace the reference to “February 28, 2023” with “May 28, 2023”;

(f)    Section 7.11(f)(v) is hereby amended to replace the reference to “5 Business Days after each Liquidity Test Date” with “20 days (in the case of a Liquidity Test Date pursuant to clause (i) of the definition thereof) or 5 Business Days (in the case of a Liquidity Test Date pursuant to clauses (ii) or (iii) of the definition thereof), in each case, after each Liquidity Test Date”; and

(g)    Section 7.11(g) is hereby amended to make the existing language clause (i) and add a new clause (ii) as follows: “Promptly (and, in any event within 60 days, or such longer time as may be approved by the Administrative Agent in its sole and reasonable discretion) upon request by the Administrative Agent (so long as, at such time (i) any Revolving Credit Loans are outstanding and (ii) the Total Leverage Ratio for the most recently ended Test Period is equal to or greater than the Total Leverage Ratio that is 0.75:1.00 below the maximum Total Leverage Ratio set forth in Section 7.11(a) for such Test Period), deliver to the Administrative Agent a Phase II Environmental Site Assessment (and, if necessary, an updated Phase I Environmental Site Assessment) with respect to the Headquarters and Manufacturing Property in form and substance reasonably satisfactory to the Administrative Agent.”

SECTION 1.03.    Amendment Effectiveness. Section 1.02 of this Amendment No. 3 shall become effective as of the date hereof (the “Amendment No. 3 Effective Date”) when, and only when, each of the following conditions have been satisfied (or waived by the Administrative Agent and the Required Revolving Credit Lenders):

(a)    The Administrative Agent shall have received duly executed counterparts of this Amendment No. 3 from (i) the Borrower, (ii) the other Loan Parties, (iii) Lenders constituting the Required Revolving Credit Lenders under the Credit Agreement on the Amendment No. 3 Effective Date and (iv) the Administrative Agent.

(b)    The representations and warranties of the Borrower and each other Loan Party contained in Section 2.01 hereof shall be true and correct in all material respects on and as of the Amendment No. 3 Effective Date; provided that, in each case, to the extent that any such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(c)    After giving effect to this Amendment No. 3 and the transactions contemplated hereby on the Amendment No. 3 Effective Date, no Default or Event of Default shall have occurred and be continuing.

(d)    The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower certifying that the conditions set forth in clauses (b) and (c) of this Section 1.03 are satisfied.

(e)    The Amendment No. 3 Arranger shall have received, in immediately available funds, payment or reimbursement of all reasonable costs, fees, out-of-pocket expenses, compensation and other amounts then due and payable in connection with this Amendment, including, to the extent invoiced at least three (3) Business Days prior to the Amendment No. 3 Effective Date, the reasonable fees, charges and disbursements of counsel for the Administrative Agent and the Amendment No. 3 Arranger.

For purposes of determining whether the Amendment No. 3 Effective Date has occurred, each Lender that has executed this Amendment No. 3 shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to the Administrative Agent or such Lender, as the case may be, unless such Lender has notified the Administrative Agent of any disagreement prior to the Amendment No. 3 Effective Date.

ARTICLE II.

Miscellaneous

SECTION 2.01.    Representations and Warranties. The Borrower and each other Loan Party hereby represent and warrant to the Administrative Agent, the Amendment No. 3 Arranger and each Lender party hereto that:

(a)    Each Loan Party (x) is a Person duly incorporated, organized or formed, and validly existing and, where applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, and (y) has all requisite power and authority to execute, deliver and perform its obligations under Amendment No. 3; except in each case referred to in clause (x) (other than with respect to the Borrower), to the extent that failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b)    The execution, delivery and performance by each Loan Party of this Amendment No. 3, (w) have been duly authorized by all necessary corporate or other organizational action and (x) do not and will not (i) contravene the terms of any of such Person’s Organization Documents or (ii) conflict with or result in any breach or contravention of, or require any payment to be made under (A) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (B) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject, (y) result in the creation of any Lien or (z) violate any material Law; except (in the case of clause (x)(ii)), to the extent that such conflict, breach, contravention, payment or violation could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(c)    No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (x) the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment No. 3, or (y) the exercise by the Administrative Agent or any Lender party hereto of its rights under this Amendment No. 3, except for (i) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect and (ii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(d)    This Amendment No. 3 has been duly executed and delivered by each Loan Party that is party hereto. This Amendment No. 3 constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

(e)    On the Amendment No. 3 Effective Date, the Borrower and its Subsidiaries, on a consolidated basis, are Solvent.

(f)    The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the Amendment No. 3 Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(g)    After giving effect to this Amendment No. 3 and the transactions contemplated hereby on the relevant date, no Default or Event of Default has occurred and is continuing on the Amendment No. 3 Effective Date.

SECTION 2.02.    Effect of Amendment. Except as expressly set forth herein, this Amendment No. 3 shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment No. 3 and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Amendment No. 3 Effective Date. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  This Amendment No. 3 shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.

(b)    On and after the Amendment No. 3 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby. This Amendment No. 3 shall constitute an amendment entered into pursuant to Section 10.01 of the Credit Agreement and a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2.03.    Reaffirmation.

(a)    After giving effect to this Amendment No. 3, (i) the Borrower reaffirms the covenants, pledges, grants of Liens and agreements or other commitments contained in each Loan Document to which it is a party, including, in each case, such covenants, pledges, grants of Liens and agreements or other commitments as in effect immediately after giving effect to this Amendment No. 3, (ii) each Guarantor reaffirms its guarantee of the Obligations and (iii) each of the Borrower and each Guarantor reaffirms each Lien granted by it to the Collateral Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party which Liens shall continue in full force and effect during the term of the Credit Agreement as amended by this Amendment No. 3, and shall continue to secure the Obligations, in each case, on and subject to the terms and conditions set forth in the Credit Agreement, as amended by this Amendment No. 3, and the other Loan Documents.

(b)    Each of the Borrower and each Guarantor hereby acknowledges and agrees that neither the modification of the Credit Agreement effected pursuant to this Amendment No. 3 nor the execution, delivery, performance or effectiveness of this Amendment No. 3 impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred.

(c)    Each of the Borrower and each Guarantor hereby acknowledges and agrees that (A) each Loan Document to which it is a party shall continue to be in full force and effect and (B) all guarantees, pledges, grants of Liens, covenants, agreements and other commitments by such Loan Party under the Loan Documents shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties and shall not be affected, impaired or discharged hereby or by the transactions contemplated in this Amendment No. 3.

SECTION 2.04.    [Reserved].

SECTION 2.05.    Governing Law; Jurisdiction; Service of Process; Waiver of Right to Trial by Jury. This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York. The provisions of Sections 10.14 and 10.15 of the Credit Agreement shall apply to this Amendment No. 3 to the same extent as if fully set forth herein.

SECTION 2.06.    Counterparts. This Amendment No. 3 may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Amendment No. 3 shall be effective as delivery of an original executed counterpart of this Amendment No. 3. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to this Amendment No. 3, any document to be signed in connection with this Amendment No. 3 and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.

SECTION 2.07.    Costs and Expenses. The Borrower acknowledges Section 10.04 of the Credit Agreement applies to this Amendment No. 3 and the transactions, agreements and documents contemplate hereunder and the Borrower hereby agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent, the Amendment No. 3 Lead Arrangers and the Lenders party hereto in connection with the preparation, execution and delivery of this Amendment No. 3 in accordance therewith.

SECTION 2.08.    Releases. EACH LOAN PARTY, ON ITS OWN BEHALF AND ON BEHALF OF ITS DIRECT AND INDIRECT SUBSIDIARIES AND THEIR SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASING PARTY”), HEREBY ACKNOWLEDGES AND STIPULATES THAT AS OF THE DATE HEREOF, THE RELEASING PARTY DOES NOT HAVE ANY CLAIMS, CAUSES OF ACTION, DEMANDS OR LIABILITIES OF ANY KIND WHATSOEVER, WHETHER DIRECT OR INDIRECT, FIXED OR CONTINGENT, LIQUIDATED OR UNLIQUIDATED, DISPUTED OR UNDISPUTED, KNOWN OR UNKNOWN, AGAINST, OR ANY GROUNDS OR CAUSE FOR REDUCTION, RECHARACTERIZATION, MODIFICATION,

AVOIDANCE, SET ASIDE OR SUBORDINATION OF THE INDEBTEDNESS, IN EACH CASE WHICH ARISE OUT OF OR ARE RELATED TO THE CREDIT AGREEMENT OR THIS AMENDMENT NO. 3 (EACH, A “RELEASED CLAIM”) AGAINST THE ADMINISTRATIVE AGENT OR ANY LENDER OR AGAINST ANY OF THE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, ADVISORS, OR REPRESENTATIVES OF ANY OF THE FOREGOING (EACH OF THE FOREGOING, COLLECTIVELY, THE “RELEASED PARTIES”). IN PARTIAL CONSIDERATION FOR THE AGREEMENT OF THE ADMINISTRATIVE AGENT AND THE LENDERS PARTY HERETO TO ENTER INTO THIS AGREEMENT, THE RELEASING PARTY HEREBY UNCONDITIONALLY WAIVES AND FULLY AND FOREVER RELEASES, REMISES, DISCHARGES AND HOLDS HARMLESS THE RELEASED PARTIES FROM ANY AND ALL RELEASED CLAIMS, WHICH THE RELEASING PARTY HAS OR MAY ACQUIRE IN THE FUTURE RELATING IN ANY WAY TO ANY EVENT, CIRCUMSTANCE, ACTION OR FAILURE TO ACT AT ANY TIME ON OR PRIOR TO THE DATE HEREOF, SUCH WAIVER, RELEASE AND DISCHARGE, AND AFTER HAVING CONSULTED LEGAL COUNSEL OF ITS OWN CHOOSING WITH RESPECT THERETO. THIS PARAGRAPH IS IN ADDITION TO ANY OTHER RELEASE OF ANY OF THE RELEASED PARTIES BY THE RELEASING PARTY AND SHALL NOT IN ANY WAY LIMIT ANY OTHER RELEASE, COVENANT NOT TO SUE OR WAIVER BY THE RELEASING PARTY IN FAVOR OF THE RELEASED PARTIES.

SECTION 2.09.    Headings. The headings of this Amendment No. 3 are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered by their officers as of the date first above written.

HOLLEY INC., as the Borrower

By:
/s/ Jesse L. Weaver
Name: Jesse L. Weaver
Title: Chief Financial Officer

HOLLEY INTERMEDIATE HOLDINGS LLC,

HOLLEY PURCHASER, INC.,

HOLLEY HIGH PERFORMANCE HOLDINGS, INC.,

HIGH PERFORMANCE INDUSTRIES, INC.,

HOLLEY PERFORMANCE PRODUCTS INC.,

DRAKE AUTOMOTIVE GROUP, LLC,

SPEEDSHOP.COM INC.,

HOT ROD BRANDS INC.,

SIMPSON SAFETY SOLUTIONS, INC.,

MSD LLC,

POWERTEQ LLC,

HAMPTON ACCEL CORP.,

ACCEL PERFORMANCE GROUP LLC,

B&M RACING & PERFORMANCE PRODUCTS INC.,

128 COMBUSTION INC.,

SIMPSON PERFORMANCE PRODUCTS, INC.,

TEAM SIMPSON PARTNERS, INC. and

SIMPSON PARTNERS, INC.,

      each as a Guarantor

By:
/s/ Jesse L. Weaver
Name: Jesse L. Weaver
Title: Chief Financial Officer

[Signature Page to Holley Amendment No. 3]

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent and a Revolving Credit Lender

By:    /s/Mish Warrier

      Name:  Mish Warrier

      Title:    Director

[Signature Page to Holley Amendment No. 3]

Cadence Bank, as a Revolving Credit Lender

By:    /s/Brian Young

      Name:  Brian Young

      Title:    Executive Vice President

[Signature Page to Holley Amendment No. 3]

PNC Bank, National Association, as a Revolving Credit Lender

By:    /s/Shelly Stephenson

      Name:  Shelly Stephenson

      Title:    Senior Vice President

[Signature Page to Holley Amendment No. 3]

TRUIST BANK, as a Revolving Credit Lender

By:    /s/Steve Curran

      Name:  Steve Curran

      Title:    Director

[Signature Page to Holley Amendment No. 3]

BANK OF AMERICA, N.A., as a Revolving Credit Lender

By:    /s/Patrice Futrell

      Name:  Patrice Futrell

      Title:    Vice President

[Signature Page to Holley Amendment No. 3]

U.S. Bank National Association, as a Revolving Credit Lender

By:    /s/Jake Ernst

      Name:  Jake Ernst

      Title:    Officer

[Signature Page to Holley Amendment No. 3]